UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2021

BJ’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue Suite 300 Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 500-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)       As previously announced, effective September 1, 2021, Gregory A. Trojan retired as Chief Executive Officer of BJ's Restaurants, Inc. (the “Company”). He will continue to serve as a member of the Company’s Board of Directors and, per the terms of his employment agreement, will remain as an employee through December 31, 2021.

(c)        As previously disclosed, effective September 1, 2021, Gregory S. Levin, the Company's President and Chief Financial Officer, became the Company’s Chief Executive Officer. The information regarding Mr. Levin and his employment agreement contained in Item 5.02(c) of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2021 is incorporated herein by this reference.

As previously disclosed, effective September 1, 2021, Thomas A. Houdek was appointed Senior Vice President and Chief Financial Officer of the Company. The information regarding Mr. Houdek contained in Item 5.02(c) of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2021 is incorporated herein by this reference. In connection with his appointment to Senior Vice President and Chief Financial Officer, Mr. Houdek's base salary was increased from $265,000 to $385,000, and his annual bonus opportunity was increased from 25% to 50% of base salary. Mr. Houdek also received a special equity grant on September 1, 2021, having a grant date fair market value of $50,000. The equity grant of restricted stock units will vest annually over a three year period.

(d)       Effective September 1, 2021, Gregory S. Levin was appointed as a member of the Board of Directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the appointment of Mr. Levin to the Board of Directors described in Item 5.02(d) above, the number of authorized directors was increased from eleven to twelve pursuant to Article III, Section 2 of the Company's Bylaws.

Item 9.01 Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 2, 2021	BJ’S RESTAURANTS INC. (Registrant)

	By:	/s/ GREGORY S. LEVIN
Gregory S. Levin,
Chief Executive Officer